NYSE: DINO INVESTOR PRESENTATION December 2025

2 Disclosure Statement Statements made during the course of this presentation that are not historical facts are “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words such as “anticipate,” “project,” “will,” “expect,” “plan,” “goal,” “forecast,” “strategy,” “intend,” “should,” “would,” “could,” “believe,” “may,” and similar expressions and statements regarding our plans and objectives for future operations are intended to identify forward-looking statements. Forward- looking statements are inherently uncertain and necessarily involve risks that may affect the business prospects and performance of HF Sinclair Corporation (“HF Sinclair”), and actual results may differ materially from those discussed during the presentation. These statements are based on management’s beliefs and assumptions using currently available information and expectations as of the date thereof, are not guarantees of future performance and involve certain risks and uncertainties. All statements concerning HF Sinclair’s expectations for future results of operations are based on forecasts for our existing operations and do not include the potential impact of any future acquisitions. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we cannot assure you that our expectations will prove to be correct. Therefore, actual outcomes and results could materially differ from what is expressed, implied or forecast in such statements. Any differences could be caused by a number of factors, including, but not limited to, the demand for and supply of feedstocks, crude oil and refined products, including uncertainty regarding the increasing societal expectations that companies address climate impacts and greenhouse gas emissions; risks and uncertainties with respect to the actions of actual or potential competitive suppliers and transporters of refined petroleum products or lubricant and specialty products in HF Sinclair’s markets; the spread between market prices for refined products and market prices for crude oil; the possibility of constraints on the transportation of crude oil, refined products or lubricant and specialty products; the possibility of inefficiencies, curtailments or shutdowns in refinery operations or pipelines, whether due to reductions in demand, accidents, unexpected leaks or spills, unscheduled shutdowns, infection in the workforce, weather events, global health events, civil unrest, expropriation of assets, and other economic, diplomatic, legislative, or political events or developments, terrorism, cyberattacks, vandalism or other catastrophes or disruptions affecting HF Sinclair’s operations, production facilities, machinery, pipelines and other logistics assets, equipment, or information systems, or any of the foregoing at HF Sinclair’s suppliers, customers, or third-party providers, and any potential asset impairments resulting from, or the failure to have adequate insurance coverage for or receive insurance recoveries from, such actions; the effects of current and/or future governmental and environmental regulations and policies, including compliance with, or exemptions from, existing, new and changing environmental and health and safety laws and regulations, related reporting requirements and pipeline integrity programs; the availability and cost of financing to HF Sinclair; the effectiveness of HF Sinclair’s capital investments and marketing strategies; HF Sinclair’s efficiency in carrying out and consummating construction projects, including HF Sinclair’s ability to complete announced capital projects on time and within capital guidance; HF Sinclair’s ability to timely obtain or maintain permits, including those necessary for operations or capital projects; the ability of HF Sinclair to acquire complementary assets or businesses to HF Sinclair’s existing assets and businesses on acceptable terms and to integrate any existing or future acquired operations and realize the expected synergies of any such transaction on the expected timeline; the possibility of vandalism or other disruptive activity, or terrorist or cyberattacks and the consequences of any such activities or attacks; uncertainty regarding the effects and duration of global hostilities, including shipping disruptions in the Red Sea, ongoing conflicts in the Middle East, the Russia-Ukraine war, and any associated military campaigns which may disrupt crude oil supplies and markets for HF Sinclair’s refined products and create instability in the financial markets that could restrict HF Sinclair’s ability to raise capital; general economic conditions, including uncertainties regarding trade policies, such as the imposition or implementation of tariffs, or economic slowdowns caused by a local or national recession or other adverse economic conditions, such as periods of increased or prolonged inflation; limitations on HF Sinclair’s ability to make future dividend payments or effectuate share repurchases due to market conditions and corporate, tax, regulatory and other considerations; and other business, financial, operational, legal risks and uncertainties. Additional information on risks and uncertainties that could affect the business prospects and performance of HF Sinclair is provided in the reports filed by HF Sinclair with the Securities and Exchange Commission. All forward-looking statements included in this presentation are expressly qualified in their entirety by the foregoing cautionary statements. The forward- looking statements speak only as of the date made and, other than as required by law, HF Sinclair undertakes no obligation to publicly update or revise any forward- looking statements, whether as a result of new information, future events or otherwise.

Executive Summary

Positioned for Value & Growth Across All Segments



REFINING

- 7 refineries in the Mid-Continent, West and Pacific Northwest regions
- 678,000 BPD[1] of refining capacity
- Flexible refining system with fleet wide discounts to WTI
- Premium product distribution areas versus Gulf Coast
- Organic initiatives to drive growth and enhance returns, such as the CARB and Jet projects at the Puget Sound Refinery


Sinclair

MARKETING

- Iconic DINO brand and customer loyalty
- Over 1,700[2] branded retail sites
- Over 300 branded sites under license program outside of supply footprint
- Sinclair branded wholesale business generates an uplift versus unbranded sales
- Growth opportunity via bolt-on acquisitions



MIDSTREAM

- Operates crude and product pipelines, loading racks, terminals and tanks in and around HF Sinclair's refining assets
- Approximately 4,200 miles of crude oil and petroleum product pipelines
- Approximately 17.8 million barrels of refined product and crude oil storage with 19 terminals and 7 loading rack facilities in 12 western and mid-continent states
- Westward Expansion Pipeline project under evaluation



LUBRICANTS & SPECIALTIES

- Integrated specialty lubricants producer with 34,000 BPD[1] of production capacity
- Sells finished lubricants & products in >80 countries under Petro-Canada Lubricants, Sonneborn, Red Giant Oil & HollyFrontier product lines
- Production facilities in Mississauga, Ontario; Tulsa, Oklahoma; Petrolia, Pennsylvania; & the Netherlands
- Growth opportunity via bolt-on acquisitions (announced IOU acquisition)



RENEWABLES

- 10,000 BPD[1] Renewable Diesel Unit capacity at Sinclair, WY Refinery
- 6,000 BPD[1] Renewable Diesel Unit capacity at Cheyenne, WY Refinery
- 9,000 BPD[1] Renewable Diesel Unit capacity at Artesia, NM Refinery
- Pre-Treatment Unit at Artesia, NM Refinery
- Improving costs by optimizing low-CI feedstock mix
- 100% feedstocks sourced domestically

3

HF Sinclair

1. BPD: Barrels per day
2. Includes non-Sinclair branded sites from legacy HollyFrontier agreements.

4 HF Sinclair Asset Footprint 1. As of June 30, 2025.

5 Refining Overview Expanded Footprint Centered Around Mid-Continent, Southwest, Rocky Mountain and Pacific Northwest with 678,000 BPD Oil Processing Capacity West Region Puget Sound Refinery (Anacortes, WA) ▪ 149,000 BPD capacity ▪ Crude slate: Canadian mixed sweet and sour and Alaskan North Slope crude ▪ Distributes to locations in WA, OR, and British Columbia Navajo Refinery (Artesia, NM) ▪ 100,000 BPD capacity ▪ Crude slate: Permian sweet and sour crude ▪ Distributes to locations in AZ, NM, west TX and northern Mexico Parco Refinery (Sinclair, WY) ▪ 94,000 BPD capacity ▪ Crude slate: Canadian heavy and Rockies sweet crude ▪ Distributes to locations in greater Rocky Mountain region Woods Cross Refinery (Salt Lake City, UT) ▪ 45,000 BPD capacity ▪ Crude slate: Regional sweet and heavy crude ▪ Distributes to locations in UT, ID, NV, WY, and eastern WA Casper Refinery (Casper, WY) ▪ 30,000 BPD capacity ▪ Crude slate: Rockies sweet ▪ Distributes to locations in greater Rocky Mountain region and western SD Mid-Continent Region El Dorado Refinery (El Dorado, KS) ▪ 135,000 BPD capacity ▪ Crude slate: WCS, Bakken and Permian sour crude ▪ Distributes to locations in CO and Plains states Tulsa Refinery (Tulsa, OK) ▪ 125,000 BPD capacity ▪ Crude slate: Domestic sweet with up to 10,000 BPD of WCS crude ▪ Distributes to locations in Mid-Continent states ▪ Integrated refinery with base oil and lubricant production

6 $8.35 $7.98 $7.95 $7.32 $7.12 $5.00 $5.50 $6.00 $6.50 $7.00 $7.50 $8.00 $8.50 $9.00 FY 2023 FY 2024 Q1 2025 Q2 2025 Q3 2025 Operating Expenses per Throughput bbl1 Cost Improvements Continued Progress Reducing Operating Costs and Increasing Utilization Through Reliability Initiatives 617,010 643,250 646,580 660,640 681,080 600,000 620,000 640,000 660,000 680,000 700,000 FY 2023 FY 2024 Q1 2025 Q2 2025 Q3 2025 Refining Throughput (bpd) - - - - Near-term target of $7.25 1. Represents total Refining segment Operating expenses, exclusive of Depreciation and amortization, divided by refinery throughput. 2. Reflects adjusted refinery operating expenses as disclosed in the 2024 10-K filed February 20, 2025. Adjusted refinery operating expenses is a non-GAAP measure. $1,879 $1,877 $1,799 $1,750 $1,800 $1,850 $1,900 FY 2023 FY 2024 9/30/25 YTD Annualized Operating Expenses ($ in millions) 2 2

7 Crude and Product Advantage Proximity to North American Crude Production High Value Premium Product Distribution Areas Laid-In Crude Advantage ▪ Refinery location and configuration enables fleet- wide crude slate discounts to WTI ▪ Approximately 140,000 – 160,000 barrels per day Canadian, primarily heavy sweet and sour crude ▪ Approximately 140,000 – 160,000 barrels per day of Permian crude Regional Gasoline Pricing vs Gulf Coast1 $(5) $- $5 $10 $15 $20 $25 Group 3 vs GC PNW vs GC Chicago vs GC Denver vs GC Phoenix vs GC Salt Lake vs GC Las Vegas vs GC 2020 2021 2022 2023 2024 Average $(3) $2 $7 $12 $17 $22 $27 $32 $37 Group 3 vs GC PNW vs GC Chicago vs GC Denver vs GC Phoenix vs GC Salt Lake vs GC Las Vegas vs GC 2020 2021 2022 2023 2024 Average 1. Gulf Coast: CBOB Unleaded 84 Octane Spot Price, Group 3: Unleaded 84 Octane Spot Price, PNW: Sub-octane Spot Price, Chicago: Unleaded CBOB 84 Octane Spot Price, Denver: CBOB 81.5 Octane Rack Price, Phoenix: CBG 84 Octane Rack Price, SLC: CBOB 81.5 Octane Rack Price, Las Vegas: CBOB 84 Octane Rack Price. Source: MarketView 2. Source: MarketView Regional ULSD Pricing vs Gulf Coast2 42% 35% 13% 4% 6% 2024 Average Crude Slate Sweet Sour Heavy Wax Crude Other

Marketing Overview


Sinclair

Diversifying with HF Sinclair's Iconic Brand and Integrated Distribution Network

Provides a consistent sales channel for produced fuels with stable margins as well as additional earnings from brand licensing and credit card network

Footprint[1]:

- Iconic DINO brand
- 1,700+[2] wholesale branded sites
- Approximately 1.4B gallons per year of branded fuel sales
- 300+ sites branded under a license program outside supply footprint

Financial Highlights:

- Target ~10% annual store count growth at 25%+ IRR
- Long-term contracts provide "branded" put for HF Sinclair refinery products
- Sinclair branded wholesale business generates an uplift versus unbranded sales
- Provides further advantage through RIN generation

Driving growth and leveraging increased distribution network

- Downward integration of legacy HollyFrontier products
- Opportunities with accelerated brand growth across HF Sinclair products and geographies
- Significant RIN generation through distribution network


Sinclair

1. As of September 30, 2025.
2. Includes non-Sinclair branded sites from legacy HollyFrontier agreements.

8

HF Sinclair

9 Marketing Growth Delivering Consistent EBITDA Growth $61 $75 $108 $- $20 $40 $60 $80 $100 $120 FY 2023 FY 2024 9/30/2025 YTD Annualized Marketing EBITDA ($ in millions)• Record EBITDA in Q3 2025 of $29M • Increased site count 39%1 since Sinclair acquisition • 130 signed sites expected to come online in the next 6-12 months2 1. Inclusive of 130 signed sites expected to come online in the next 6-12 months. 2. As stated on October 30, 2025, quarterly earnings call. 1,705 sites 1,540 sites 1,627 sites

10 Marketing Footprint Broad Reach of Branded Retail Sites with Opportunity for Expansion within Current Asset Footprint1 1. Reflective of independent branded and licensed sites, which are not owned or operated by HF Sinclair Corporation. As of June 30, 2025. 33 states

11 Midstream Overview Midstream operates substantially all of the refined product pipeline and terminalling assets that support HF Sinclair’s refining and marketing operations in the Mid-Continent, Southwest and Northwest regions of the United States ▪ Approximately 4,200 miles of crude oil and petroleum product pipelines ▪ Approximately 17.8 million barrels of refined product and crude oil storage with 19 terminals and 7 loading rack facilities in 12 western and mid-continent states ▪ 50% joint venture interest in Osage Pipe Line Company, LLC – the owner of a 135-mile crude oil pipeline from Cushing, Oklahoma to El Dorado, Kansas ▪ 50% joint venture interest in Cushing Connect Pipeline & Terminal LLC – the owner of a 50- mile, 160,000 barrel per day crude oil pipeline from Cushing, Oklahoma to Tulsa, Oklahoma and 1.5 million barrels of crude oil storage in Cushing, Oklahoma ▪ 49.995% joint venture interest in Pioneer Investments Corp. – the owner of a 312-mile, 60,000 barrel per day refined product pipeline from Sinclair, Wyoming to the North Salt Lake Terminal with 655,000 barrels of refined product storage capacity in Utah ▪ 26.08% joint venture interest in Saddle Butte Pipeline III, LLC – the owner of a 220-mile, 60,000 barrel per day crude oil pipeline from the Powder River Basin in Wyoming to Casper, Wyoming and 160,000 barrels of crude oil storage at the Highland Flats Terminal in Wyoming

12 $393 $447 $460 $340 $360 $380 $400 $420 $440 $460 $480 FY 2023 FY 2024 9/30/25 YTD Annualized Adj. EBITDA ($ in millions) Midstream Adjusted EBITDA Growth Platform for Growth Supported by Commercial Optimization of Integrated Pipeline, Terminalling and Storage Network

Westward Expansion Pipeline Project

Opportunity for Growth Utilizing Multi-PADD Footprint

Westward Expansion Strategic Rationale:

- Announced evaluation of multi-phased expansion of HF Sinclair Midstream refined product footprint across PADD 4 & PADD 5
- Designed to address the increasing supply and demand imbalances in key western markets, particularly Nevada and multiple markets in California, resulting from announced refinery closures
- Current geographic footprint and infrastructure provide an advantaged position to quickly and efficiently deliver refined products where the market needs are strongest



PIPELINE EXPANSION UNDER EVALUATION
PADD 4
PADD 5
PADD 2
PADD 3
CASPER
WOODS CROSS
PARCO
Salt Lake City
Denver
Las Vegas
Los Angeles
EL DORADO
TULSA
ARTESIA
HF Sinclair Refineries
Relevant HF Sinclair Product Terminals
HF Sinclair Product Pipelines included in evaluation
UNEV: 427 miles, 12" diameter
Pioneer*: 310 miles, 8"/12" diameter
*Partial HF Sinclair ownership through Joint Venture
Salvation: 115 miles, 8"/12" diameter
Medicine Bow: 204 miles, 6"/10" diameter

Project Details:

- Multi-phased expansion projects under review are projected to enable 150k bpd incremental product supply to various markets
- First Phase – **Pioneer Pipeline Expansion & UNEV debottlenecking**:
  - Increase capacity by ~35k bpd to move supply from HF Sinclair Rockies production into Nevada
  - Targeted 2028 start-up
- Additional Phases:
  - **Medicine Bow Pipeline**
    - Expansion and reversal of pipeline between Denver and Sinclair, WY
  - **Pioneer Pipeline**:
    - Additional expansion of pipeline from Sinclair, WY to Salt Lake City, UT
  - **UNEV Pipeline**:
    - Additional expansion of pipeline from Salt Lake City, UT to Las Vegas, NV
  - **Build new lateral from Salt Lake City, UT to Reno, NV**

13
HF Sinclair

Lubricants & Specialties



Integrated Model from Crude to Finished Products



Base Oil Production
VGO/HCB
Mississauga Base Oil Plant
Blending & Packaging
Distribution
R&D
Marketing
Sales
Finished Lubricants & Greases
Petrolatums
Sodium Sulfonates
Waxes
White Oils
Specialty Products
3rd Party Base Oil
Base Oil
Mississauga Facility
Sonneborn Facilities
Red Giant Facilities
Base Oil

14

15 Lubricants & Specialties Diverse Suite of Products Supplied to Major Industrial and Consumer Brands Brands Product Type • Finished Lubricants & Greases • Specialty Products • Waxes • White Oils • Base Oils • Finished Lubricants & Greases • Waxes • White Oils • Petrolatums • Specialty Products • Finished Products & Greases • Specialty Products • Waxes • Base Oils Customer Base • Consumer Discretionary • Energy • Healthcare • Industrials • Materials • Utilities • Communications • Consumer Discretionary • Consumer Staples • Energy • Healthcare • Industrials • Consumer Staples • Industrials • Materials • Consumer Staples • Industrials • Materials Applications Heavy Duty Engine Oils Hydraulic Lubrication Fluids Lubricants & Protective Greases Petroleum Jellies Food Waxes Cosmetics Locomotive Engine Oils Gear Oils Agriculture Solvents Tire Protectants Candle Waxes Asphalt Modifiers

16 Opportunity Across the Value Chain Upgrade Existing Base Oils into Finished Products Converting one barrel of Base Oil sales into Finished Product sales results in an average margin increase of ~$50/bbl1 2024 Product Slate by Volume Finished Lubricants & Greases Petrolatums Waxes White Oils Specialty Products Base Oils Margin Value $/bbl 1. Margin per barrel is a measure of value contribution per unit of output. Margin per barrel means the difference between average net sales price and average cost per barrel sold calculated on a per-barrel sold basis. Finished Products 48% Base Oils 26% Other 26% Finished Products Base Oils Other

17 High Grading Product Mix Enhancing Earnings Profile of the Portfolio by High Grading Our Existing Base Oils 1. Represents sales of produced refined products. 28% 27% 26% 25% 20% 21% 22% 23% 24% 25% 26% 27% 28% 29% FY 2022 FY 2023 FY 2024 9/30/2025 YTD Base Oils % of Sales1

18 Renewables Overview Creating Large Scale Leading Renewables Business ▪ A leading U.S. producer of Renewable Diesel with 3 production facilities ▪ ~380 million gallons of renewable diesel annual capacity ▪ Pre-treatment unit providing significant feedstock flexibility ▪ Size and scale support operational synergies ▪ Supports consumer preference for low carbon fuels, driving expansion of government renewable fuel programs, requirements and incentives to more states in the United States and across the world ▪ HF Sinclair can leverage utilities and infrastructure at existing refineries for renewables production ▪ Integrated solution to the Renewable Fuels Standard (RFS) ▪ Strengthens ESG profile Renewable Diesel Defined ▪ Renewable diesel is a cleaner burning fuel with 50% to 80% lower lifecycle GHG emissions than conventional diesel ▪ Renewable diesel is not biodiesel ▪ Same feedstock ▪ Different process ▪ Chemically identical to conventional diesel ▪ No blend limit, existing diesel fleet can run 100% with no risk to engine operation

19 Renewable Diesel Asset Profile ~380 Million Gallons of Renewable Diesel Annual Capacity Renewable Diesel Units Sinclair Renewable Diesel Unit ▪ 10,000 BPD RDU co-located at Sinclair, WY Refinery ▪ Operational since 2018 Cheyenne Renewable Diesel Unit ▪ 6,000 BPD RDU ▪ HF Sinclair converted existing hardware to produce renewable diesel ▪ Completed: Q4 2021 Artesia Renewable Diesel Unit ▪ 9,000 BPD RDU co-located at Artesia, NM Refinery ▪ Includes rail infrastructure and storage tanks ▪ Existing hydrogen and utilities provided by the refinery ▪ Completed: Q2 2022 Pre-Treatment Unit ▪ Pre-treatment capacity allows our Renewable Diesel Units to process a variety of feedstocks ▪ Target the processing of lower CI distillers corn oil, tallow and lower priced degummed soybean Artesia Pre-Treatment Unit ▪ Completed: Q1 2022 ▪ Co-located at Artesia, NM Refinery

FINANCIAL STRATEGY RATEGY

Capital Allocation Strategy1 Free Cash Flow2 Drives Capital Returns & Balanced Capital Allocation 21 2026 and Beyond Target 50% Payout Ratio1,2 (dividends + repurchases) of Adjusted Net Income2 Pay $0.50 regular quarterly dividend Share repurchase program1 ($1 billion share repurchase program authorized on May 7, 20243) Pay $0.50 regular quarterly dividend (increased quarterly dividend from $0.45 to $0.50 in Q1 2024) Returned approximately $1.1 billion through dividends and share repurchases in 2024 (returned over $1.3 billion through dividends and share repurchases in 2023) Near-term Mid to Long-term Maintain Investment Grade Credit Ratings S&P (BBB-), Moody’s (Baa3) and Fitch (BBB-) 1. Based on management’s current estimates and expectations and subject to market conditions, corporate tax, regulatory and other relevant considerations. 2. Adjusted Net Income, Payout Ratio and Free Cash Flow are non-GAAP financial measures and should not be viewed as an alternative to GAAP measures of performance. See definitions in Appendix. 3. As of September 30, 2025, the remaining authorization under the new $1.0 billion share repurchase program authorized by the Board of Directors on May 7, 2024, was approximately $589 million.

Shareholder Returns Consistent Return of Capital Through the Cycle 22 >$4 billion returned to shareholders through dividends and share repurchases1 25% Dividend Increase since Sinclair Acquisition 1. Since closing Sinclair acquisition on March 14, 2022. 2. Total cash return yield calculated as total cash paid to shareholders through dividends and share repurchases as a percent of market capitalization as of respective year end. Total Cash Return Yield2 2022: 16% 2023: 12% 2024: 16% $200 $951 $475 $334 $90 $669 $248 $269 $467 $222 $95 $95 $145 $254 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Dividend $ Share Repurchases $

163 223 212 199 195 192 185 187 199 192 190 188 188 188 186 160 170 180 190 200 210 220 230 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 (In millions) Shares Outstanding Share Repurchases Committed to Consistent Share Repurchases 23 62 Million Shares Repurchased >$3 Billion in Share Repurchases 18% reduction in shares outstanding Since Sinclair Acquisition Sinclair Acquisition HEP Acquisition Note: Shares outstanding represents weighted average during the period. Q1 2022 shares outstanding represents shares outstanding prior to closing Sinclair acquisition on March 14, 2022.

Investment Grade Balance Sheet 24 Net Leverage Ratio1 Revolving Credit Facility Liquidity2 0.75x $2.0 billion undrawn $3.3 billion No debt maturities until 2028 Note: As of September 30, 2025. 1. Net leverage ratio as of September 30, 2025. See definition in Appendix. 2. Includes Cash and Cash Equivalents of $1.5 billion and $1.9 billion of availability under HF Sinclair’s revolving credit facility. $500 $- $400 $650 $500 $- $- $750 $2,000 $- $500 $1,000 $1,500 $2,000 $2,500 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 ($ in millions) Notes Outstanding DINO Revolver

$941 $883 $875 $775 $700 $750 $800 $850 $900 $950 2023 2024 2025 Guidance 2026 Guidance Capital Expenditures ($ in millions) Capital Expenditures Completed Catch-up Capital Cycle and Entering Normalized Phase 25 $75 $100 $125 $50 $70 $90 $110 $130 2024 2025 Guidance 2026 Guidance Growth Capital Expenditures ($ in millions)

APPENDIX RATEGY

27 Refining Segment Earnings Power Illustrative Mid-Cycle Refining EBITDA1 HF Sinclair Index $21.50 Capture Rate 70% Adjusted Refinery Gross Margin Per Barrel2 $15.00 Operating Expenses Per Barrel2 $7.25 Target Throughput 640,000 Refining SG&A (millions) $225 Mid-Cycle Refining EBITDA ~$1.6 B HF Sinclair Consolidated 3-2-1 Index3 $/barrel 1. Illustrative Mid-Cycle Refining EBITDA based on management’s current expectations. See definition in Appendix. Because Illustrative Mid-Cycle Refining EBITDA is based in part on management’s current expectations, we cannot provide a reconciliation to the most closely comparable GAAP metric without unreasonable effort. 2. Average per produced barrel sold. See definitions in Appendix. 3. 2021 includes November and December contribution from the Puget Sound Refinery and does not include the Parco or Casper refineries acquired from Sinclair in March 2022. 2022 includes the contribution from the Parco and Casper refineries starting from the date of their acquisition on March 14, 2022. $12.19 $21.03 $39.57 $36.04 $20.98 $10 $15 $20 $25 $30 $35 $40 2020 2021 2022 2023 2024 HF Sinclair Index Avg since 2020

Note: Reflective of Capex expectations provided in December 9, 2025, 8-K filing. Refining 29% Renewables 1% Lubricants & Specialties 3% Marketing 4% Corporate 1% Turnarounds & Catalysts 42% Midstream 4% Growth 16% 2026 Expected Capex Allocation 2026 Capex Guidance 28 HF Sinclair Capital Expenditures Plan (In Millions) Sustaining Capital Investments Refining $ 225 Renewables 6 Marketing 30 Lubricants & Specialties 25 Midstream 30 Corporate 9 Turnarounds & Catalysts 325 Total Sustaining 650 Growth Capital Investments 125 Total Capital $ 775

HF Sinclair Capital Structure Strengthening Credit Profile through Reduced Leverage, Increased Scale and Portfolio Diversification 29 (in millions) Cash and Cash Equivalents $1,451 HF SINCLAIR Consolidated Debt 5.000% Senior Notes due 2028 $500 4.500% Senior Notes due 2030 400 5.750% Senior Notes due 2031 650 5.500% Senior Notes due 2032 500 6.250% Senior Notes due 2035 750 Total Long-Term Debt 1 $2,800 Stockholders’ Equity (includes NCI) $9,495 Total Capitalization $12,295 Consolidated Debt / Capitalization2 23% Consolidated Net Debt 2 / Capitalization 2 11% CONSOLIDATED TOTAL LIQUIDITY 3 $3,351 HF Sinclair Consolidated Capital Structure: as of 9/30/2025 1. Includes current and long-term debt, excluding unamortized discount and debt issuance costs of HF Sinclair Corporation and includes subsidiary debt of HollyFrontier Corporation and Holly Energy Partners, L.P. 3. See definition in Appendix. 4. Includes Cash and Cash Equivalents of $1.5 billion and $1.9 billion of availability under HF Sinclair’s revolving credit facility.

30 Environmental, Social and Governance (ESG)1 1. Please see HF Sinclair 2024 Sustainability Report for additional ESG related information. https://www.hfsinclair.com/sustainability/sustainability-report/default.aspx 2. OSHA: Occupational Safety and Health Act Scope 1 and Scope 2 GHG Intensity Target ▪ Established goal to reduce Scope 1 and Scope 2 net emissions intensity by 25% by 2030 versus 2020 levels. ▪ Greenhouse Gas net emissions already decreased 25.7% since 2020. Renewable Fuels Investments ▪ Development and promotion of SENTRON stationary natural gas engine oils and TURBOFLO gas turbine fluids to support cleaner-burning natural gas in place of high- emission fuels. Product Innovation + Development ▪ Petro-Canada Lubricants EVR Product Line helps us to support original equipment manufacturers (OEMs) to design optimal solutions to current electric vehicle (EV) challenges and drive innovation in the design of future high-performance EV technology. To help enable enhanced performance, protection and reliability for EVs, we introduced the following new product brands - EVR Driveline, EVR Thermal Management and EVR Motor Greases ▪ Development of ammonia refrigeration compressor lubricants to support low/no Ozone Depletion Potential (ODP) and Global Warming Potential (GWP) refrigeration systems. Governance Social Environmental “One HF Sinclair Culture” program instills integrity, teamwork and ownership at every level, as well as a focus and commitment to safety, human capital management and community relations, teamwork, ownership and inclusion Safety “Goal Zero” ▪ Over the past five years ended December 31, 2024, our OSHA4 total recordable incident rate declined by 60% Inclusion ▪ Commitment to attracting, retaining and developing a highly engaged, high- performing, multifaceted workforce and cultivating an inclusive workplace where all employees feel valued and have a sense of belonging ▪ Supporting our employees and communities by investing in underrepresented groups, women, and veterans through program sponsorships Human Capital Management ▪ Invested in professional development scholarships and education assistance programs that enable employees of all levels to enhance their skills and grow professionally Community Relations ▪ Active volunteering and philanthropic involvement in communities where we operate Board leadership provides significant industry expertise, alongside diverse business, financial and environmental, health and safety experience ▪ Board level committees with specific oversight over ESG matters include the Compensation Committee, Environmental, Health, Safety, and Public Policy Committee and the Nominating, Governance and Social Responsibility Committee ▪ 9 of 11 directors independent, including chair ▪ 6 of 11 directors represent diversity of gender and/or race/ethnicity ▪ Long standing commitment to ethical behavior is inherently tied to how we do business ▪ Code of Business Conduct and Ethics among governing principles Executive compensation strongly aligned with shareholders and long-term performance ▪ Available free cash flow, EBITDA, ROCE, TSR, Reliability and ESG metrics comprised of Environmental, Safety and GHG emission reduction target metrics drive performance pay

HF Sinclair Index 31 1. West region includes Puget Sound Refinery starting November 1, 2021. West region includes Parco and Casper Refineries acquired March 14, 2022 starting April 1, 2022. 2. Blender's Tax Credit (BTC) expired December 31, 2024. Does not include Producer's Tax Credit (PTC). Note: Updates to this index are published on a monthly basis on the first business day of each month under the “HF Sinclair Index” tab of the HF Sinclair Investor Relations website at https://investor.hfsinclair.com/investor-relations/default.aspx

HF Sinclair Disclosure 32 Note: HF Sinclair Index includes Parco Refinery and Casper Refinery weighting contribution as of April 2022.

Business Definitions 33 BPD: the number of barrels per calendar day of crude oil or petroleum products. Blenders Tax Credit (BTC): Federal tax credit where qualified biodiesel blenders are eligible for an income tax credit of $1.00 per gallon of biodiesel or renewable diesel that is blended with petroleum diesel. Biodiesel (FAME): a fuel derived from vegetable oils or animal fats that meet the requirements of ASTM D 6751. Biodiesel is made through a chemical process called transesterification where glycerin is separated from the fat or vegetable oil leaving behind methyl esters (biodiesel) and byproduct glycerin. In the presentation we also refer to this as traditional biodiesel. California’s Low Carbon Fuel Standard (LCFS): California program that mandates the reduction in the carbon intensity of transportation fuels by 20% by 2030 Carbon Intensity (CI): the amount of carbon emitted per unit of energy consumed, under LCFS it is a “well-to-wheels” analysis of greenhouse gas emissions in transportation fuel, meaning emissions are quantified from feedstock cultivation through combustion. California Air Resources Board (CARB): California’s clean air agency that administers the LCFS program. California Reformulated Gasoline Blend stock for Oxygenate Blending (CARBOB): a petroleum-derived liquid which is intended to be, or is represented as, a product that will constitute California gasoline upon the addition of a specified type and percentage (or range of percentages) of oxygenate to the product after the product has been supplied from the production or import facility at which it was produced or imported. Lubricant: a solvent neutral paraffinic product used in commercial heavy duty engine oils, passenger car oils and specialty products for industrial applications such as heat transfer, metalworking, rubber and other general process oil. RBOB: Reformulated Gasoline Blendstock for Oxygen Blending. Refined Bleached Deodorized Soybean Oil (RBD SBO): primary feedstock for FAME Biodiesel currently in the U.S. accounting for 50% of biodiesel production. Soybean oil is produced by crushing soybeans which yield 20% oil and 80% meal. Crude soybean oil is then processed (refined) removing impurities, color and odor. Renewable Diesel (RD): a fuel derived from vegetable oils or animal fats that meets the requirements of ASTM 975. Renewable diesel is distinct from biodiesel. It is produced through various processes, most commonly through hydrotreating, reacting the feedstock with hydrogen under temperatures and pressure in the presence of a catalyst. Renewable Diesel is chemically identical to petroleum-based diesel and therefore has no blend limit. Renewable Fuel Standard (RFS): national policy administered by EPA requiring a specified volumes of different renewable fuels (primary categories are ethanol and biodiesel) that must replace petroleum-based transportation fuel. ▪ Renewable Identification Number (RIN): a serial number assigned to each batch of biofuel produced until that gallon is blended with gasoline or diesel resulting in the separation of the RIN to be used for compliance. RIN category (D-code) is assigned for each renewable fuel pathway determined by feedstock, production process and fuel type. ▪ D6 RIN (Renewable Fuel) – corn-based ethanol, must reduce lifecycle greenhouse gas emissions by at least 20% ▪ D5 RIN (Advanced Biofuel) – any renewable biomass except corn ethanol that reduces lifecycle greenhouse gas emissions by at least 50% ▪ D4 RIN (Biomass-based Diesel) – biodiesel and renewable diesel, must reduce lifecycle greenhouse gas emissions by at least 50% ▪ Renewable Volume Obligation (RVO): the required volume in gallons of biofuel refiners are obligated to blend into the gasoline and diesel pool. EPA sets volumetric standard which are then converted to percent standards based on EIA’s projected gasoline and diesel consumption. ▪ Equivalence Value (EV): a number used to determine how many RINs can be generated from one gallon of renewable fuel based on the energy content (Btu/gallon) and renewable content of a fuel compared to Ethanol. Ethanol EV is 1.0 RIN per gallon. Biodiesel is 1.5 RINs per gallon and Renewable Diesel is 1.7 RINs per gallon. Sour Crude: crude oil containing quantities of sulfur greater than 0.4 percent by weight, while “sweet crude oil” means crude oil containing quantities of sulfur equal to or less than 0.4 percent by weight. WCS: Western Canada Select crude oil, made up of Canadian heavy conventional and bitumen crude oils blended with sweet synthetic and condensate diluents. WTI: West Texas Intermediate, a grade of crude oil used as a common benchmark in oil pricing. WTI is a sweet crude oil and has a relatively low density. WTS: West Texas Sour, a medium sour crude oil.

Non-GAAP Definitions Non-GAAP measurements: We report certain financial measures that are not prescribed or authorized by U.S. generally accepted accounting principles ("GAAP"). We discuss management's reasons for reporting these non-GAAP measures below. Although management evaluates and presents these non-GAAP measures for the reasons described below, please be aware that these non-GAAP measures are not alternatives to revenue, operating income, income from continuing operations, net income, or any other comparable operating measure prescribed by GAAP. In addition, these non-GAAP financial measures may be calculated and/or presented differently than measures with the same or similar names that are reported by other companies, and as a result, the non-GAAP measures we report may not be comparable to those reported by others. Also, we have not reconciled to non-GAAP forward-looking measures, estimations or guidance, including Illustrative Mid-Cycle Refining EBITDA, to their corresponding GAAP measures because certain items that impact these measures are unavailable or cannot be reasonably predicted without unreasonable effort. Our historical reconciliations of non-GAAP measures can be found in past filings with the SEC, including under the sections entitled "Supplemental Segment Operating Data" and “Reconciliations to Amounts Reported Under Generally Accepted Accounting Principles” in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in HF Sinclair’s Form 10-Ks and Form 10-Qs, or in "Reconciliations to Amounts Reported Under Generally Accepted Accounting Principles" in our quarterly earnings releases furnished on Form 8-K, all of which are or will be available on our website, www.hfsinclair.com. Adjusted EBITDA: Adjusted Earnings before interest, taxes, depreciation and amortization, is calculated as EBITDA plus or minus (i) Lower of cost or market inventory valuation adjustments, (ii) loss on sale of equity method investment (iii) loss on early extinguishment of debt, (iv) decommissioning and closure costs, (v) asset impairments and (vi) acquisition integration costs. Adjusted EBITDA is not a calculation provided for under GAAP; however, the amounts included in the Adjusted EBITDA calculation are derived from amounts included in our consolidated financial statements. Adjusted EBITDA should not be considered as an alternative to net income or operating income as an indication of our operating performance or as an alternative to operating cash flow as a measure of liquidity. Adjusted EBITDA is not necessarily comparable to similarly titled measures of other companies. Adjusted EBITDA is presented here because it is a widely used financial indicator used by investors and analysts to measure performance. Adjusted EBITDA is also used by our management for internal analysis and as a basis for financial covenants. Adjusted Net Income: Adjusted Net Income (also referred to as Adjusted Net Income attributable to HF Sinclair stockholders) is net income (loss) attributable to HF Sinclair stockholders adjusted to reflect the after-tax effect of special items that HF Sinclair believes are not indicative of its core operating performance that may obscure HF Sinclair’s underlying business results and trends. Adjusted Refinery Gross Margin Per Barrel: Adjusted refinery gross margin is a non-GAAP measure and represents total Refining segment gross margin plus lower of cost or market inventory valuation adjustments, depreciation and amortization and operating expenses, divided by sales volumes of refined products produced at our refineries. Average Per Produced Barrel Sold: Average per produced barrel sold represents the average amount per produced barrel sold, which is a non-GAAP measure. Capitalization: Capitalization is calculated as Stockholder’s Equity, inclusive of non-controlling interest, plus consolidated total debt. Consolidated Net Debt: Consolidated net debt is calculated as total debt, excluding unamortized discount and debt issuance costs, less cash and cash equivalents. EBITDA: Earnings before interest, taxes, depreciation and amortization, is calculated as net income attributable to HF Sinclair stockholders plus (i) interest expense net of interest income, (ii) income tax provision, and (iii) depreciation and amortization. EBITDA is not a calculation provided for under GAAP; however, the amounts included in the EBITDA calculation are derived from amounts included in our consolidated financial statements. EBITDA should not be considered as an alternative to net income or operating income as an indication of our operating performance or as an alternative to operating cash flow as a measure of liquidity. EBITDA is not necessarily comparable to similarly titled measures of other companies. EBITDA is presented here because it is a widely used financial indicator used by investors and analysts to measure performance. EBITDA is also used by our management for internal analysis and as a basis for financial covenants. EBITDA Margin: EBITDA margin is calculated as EBITDA divided by sales and other revenues. Free Cash Flow: Free cash flow is calculated by taking operating cash flow and subtracting capital expenditures. Illustrative Mid-Cycle Refining EBITDA: Illustrative Mid-Cycle Refining EBITDA means, at any time, management’s good faith estimate of the EBITDA of the Refining segment based on an estimate of average historical peak and trough prices through the economic cycle. Net Leverage Ratio: Net Leverage Ratio is calculated as Consolidated Net Debt, divided by LTM Adjusted EBITDA Operating Expenses Per Barrel: Operating expenses per barrel represents total Refining segment operating expenses, exclusive of depreciation and amortization, divided by sales volumes of produced refined products at our refineries. Payout Ratio: Payout ratio is the sum of dividends and stock buybacks divided by the Adjusted Net Income. 34

NYSE: DINO 2323 Victory Avenue, Suite 1400 Dallas, TX 75219 214-954-6510 HFSinclair.com Craig Biery | VP, Investor Relations, FP&A Trey Schonter | Sr. Manager, Investor Relations investors@hfsinclair.com 214-954-6510